      As filed with the Securities and Exchange Commission on June 2, 2003

                                                     Registration No. 333-101202
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

                     TEXAS                               74-0694415
        (State or other jurisdiction of               (I.R.S. Employer
        incorporation or organization)                 Identification
                                                            No.)
               1111 LOUISIANA
                HOUSTON, TEXAS                              77002
        (Address of principal executive                  (Zip Code)
                   offices)

                                   ----------

                      CENTERPOINT ENERGY, INC. SAVINGS PLAN
                            (Full title of the plan)

                                   ----------

                                 Rufus S. Scott
    Vice President, Deputy General Counsel and Assistant Corporate Secretary
                                 1111 Louisiana
                              Houston, Texas 77002
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (713) 207-1111

                                   ----------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission (the "Commission") by the Company (File No. 1-31447) or by the CenterPoint Energy, Inc. Savings Plan (the "Savings Plan") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated in this Registration Statement by reference:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

         (2) The Annual Report on Form 11-K of the Savings Plan for the year ended December 31, 2001;

         (3) The Company's Current Report on Form 8-K filed with the SEC on September 3, 2002, which includes a description of the Company's common stock and associated rights to purchase its Series A preferred stock;

         (4) The Company's Current Reports on Form 8-K filed with the SEC on January 7, 2003, March 3, 2003, March 27, 2003, April 23,
                  2003, May 12, 2003, May 16, 2003 and May 30, 2003; and

         (5) Item 5 of the Company's Current Reports on Form 8-K filed with the SEC on February 13, 2003, April 24, 2003 and May 1, 2003.

         All documents filed with the Commission by the Company and the Savings Plan pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

         Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                                     EXPERTS

         The consolidated financial statements incorporated in this Registration Statement by reference from the Company's Current Report on Form 8-K dated May 12, 2003 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the distribution of Reliant Resources, Inc. and the change in method of accounting for goodwill and certain intangible assets), and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article 2.02.A.(16) and Article 2.02-1 of the Texas Business Corporation Act and Article V of the Registrant's Amended and Restated Bylaws provide the Registrant with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, the Registrant has purchased insurance against certain costs of indemnification that may be incurred by it and by its officers and directors.

         Additionally, Article IX of the Registrant's Amended and Restated Articles of Incorporation provides that a director of the Registrant is not liable to the Registrant for monetary damages for any act or omission in the director's capacity as director, except that Article IX does not eliminate or limit the liability of a director for (i) any breach of such director's duty of loyalty to the Registrant or its shareholders, (ii) any act or omission not in good faith that constitutes a breach of duty of such director to the Registrant or an act or omission that involves intentional misconduct or a knowing violation of law, (iii) a transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office or (iv) an act or omission for which the liability of a director is expressly provided for by statute.

         Article IX also provides that any subsequent amendments to Texas statutes that further limit the liability of directors will inure to the benefit of the directors, without any further action by shareholders. Any repeal or modification of Article IX shall not adversely affect any right of protection of a director of the Registrant existing at the time of the repeal or modification.

         See "Item 9. Undertakings" for a description of the Commission's position regarding such indemnification provisions.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8. EXHIBITS.

         The following documents are filed as a part of this Registration Statement or incorporated by reference herein:

                                                                   Report or            SEC File or
Exhibit                                                          Registration          Registration      Exhibit
Number                   Document Description                      Statement              Number        Reference
-------                  --------------------                    ------------          ------------     ---------

4.1* -         Amended and Restated Articles of           Registration Statement on      333-69502         3.1
               Incorporation of CenterPoint Energy, Inc.  Form S-4 of CenterPoint
                                                          Energy, Inc.

4.2* -         Articles of Amendment to the Amended and   Form 10-K of CenterPoint        1-31447         3.1.1
               Restated Articles of Incorporation of      Energy, Inc. for the year
               CenterPoint Energy, Inc.                   ended December 31, 2001

4.3* -         Amended and Restated Bylaws of             Form 10-K of CenterPoint        1-31447          3.2
               CenterPoint Energy, Inc.                   Energy, Inc. for the year
                                                          ended December 31, 2001

4.4* -         Rights Agreement dated as of January 1,    Form 10-K of CenterPoint        1-31447          4.2
               2002 between CenterPoint Energy, Inc.      Energy, Inc. for the year
               and JPMorgan Chase Bank, as Rights         ended December 31, 2001
               Agent,

                                                                   Report or            SEC File or
Exhibit                                                          Registration          Registration      Exhibit
Number                   Document Description                      Statement              Number        Reference
-------                  --------------------                    ------------          ------------     ---------

4.5*  -        Statement of Resolution Establishing       Form 10-K of CenterPoint        1-31447          3.3
               Series of Shares designated Series A       Energy, Inc. for the year
               Preferred Stock and Form of Rights         ended December 31, 2001
               Certificate

4.6*  -        Reliant Energy, Incorporated Savings       Form 10-K of Reliant            1-3187        10(cc)(1)
               Plan (as amended and restated effective    Energy, Incorporated for
               April 1, 1999)                             the year ended December
                                                          31, 1999

4.7*  -        First Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.9
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1999         the quarter ended June 30,
                                                          2002

4.8*  -        Second Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.10
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1997         the quarter ended June 30,
                                                          2002

4.9*  -        Third Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.11
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 2001         the quarter ended June 30,
                                                          2002

4.10* -        Fourth Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.12
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective May 6, 2002             the quarter ended June 30,
                                                          2002

4.11* -        Fifth Amendment to the REI Savings Plan    Form 10-K of CenterPoint        1-31447       10(u)(6)
               (as amended and restated effective April   Energy, Inc. for the year
               1, 1999) effective January 1, 2002 and     ended December 31, 2002
               as renamed effective October 2, 2002

4.12* -        Reliant Energy Savings Trust between       Form 10-K of CenterPoint        1-31447       10(u)(7)
               Reliant Energy and The Northern Trust      Energy, Inc. for the year
               Company, as Trustee, as amended and        ended December 30, 2002
               restated effective April 1, 1999

4.13* -        First Amendment to Reliant Energy          Form 10-K of CenterPoint        1-31447       10(u)(8)
               Savings Trust effective September 30,      Energy, Inc. for the year
               2002                                       ended December 30, 2002

5.1   -        The registrant undertakes that the
               Savings Plan and any amendment thereto
               have been or will be submitted to the
               Internal Revenue Service ("IRS") in a
               timely manner and all changes required
               by the IRS for the Savings Plan to be
               qualified under Section 401 of the
               Internal Revenue Code have been or will
               be made.

23.1 -         Consent of Deloitte & Touche LLP

                                                                   Report or            SEC File or
Exhibit                                                          Registration          Registration      Exhibit
Number                   Document Description                      Statement              Number        Reference
-------                  --------------------                    ------------          ------------     ---------

24+ -          Powers of Attorney

----------

*        Incorporated herein by reference as indicated.
+        Previously filed.

The use of original issuance securities is not contemplated. If original issuance securities are hereafter offered and sold, an opinion of counsel will be filed by amendment.

ITEM 9. UNDERTAKINGS.

         (a) The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
         Statement:

                                    (i) To include any prospectus required by
                  section 10(a)(3) of the Securities Act;

                                    (ii) To reflect in the prospectus any facts
                  or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                                    (iii) To include any material information
                  with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on May 30, 2003.


                                  CENTERPOINT ENERGY, INC.
                                  (Registrant)



                                  By:         /s/  David M. McClanahan
                                      -----------------------------------------
                                                David M. McClanahan,
                                        President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                             TITLE                           DATE
         ---------                             -----                           ----

/s/  David M. McClanahan         President,                                 May 30, 2003
---------------------------      Chief Executive Officer and Director
   David M. McClanahan           (Principal Executive Officer)


  /s/  Gary L. Whitlock          Executive Vice President                   May 30, 2003
---------------------------      and Chief Financial Officer
    Gary L. Whitlock             (Principal Financial Officer)


   /s/  James S. Brian           Senior Vice President and                  May 30, 2003
---------------------------      Chief Accounting Officer
     James S. Brian              (Principal Accounting Officer)


            *                    Director                                   May 30, 2003
---------------------------
     Milton Carroll


            *                    Director                                   May 30, 2003
---------------------------
      John T. Cater

                                 Director
---------------------------
      Derrill Cody


            *                    Director                                   May 30, 2003
---------------------------
  O. Holcombe Crosswell


                                 Director
---------------------------
    Thomas F. Madison


                                 Director
---------------------------
   Michael E. Shannon


*By:    /s/ Rufus S. Scott
    ---------------------------
          Rufus S. Scott
         Attorney-in-Fact

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Post-Effective Amendment to Registration Statement to be signed on behalf of the CenterPoint Energy, Inc. Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 30, 2003.


                                 CENTERPOINT ENERGY, INC. SAVINGS PLAN


                                 By:    /s/ David M. McClanahan
                                     ------------------------------------------
                                     David M. McClanahan
                                     Chairman of the Benefits Committee

                                INDEX TO EXHIBITS

                                                                   Report or            SEC File or
Exhibit                                                          Registration          Registration      Exhibit
Number                   Document Description                      Statement              Number        Reference
-------                  --------------------                    ------------          ------------     ---------

4.1* -         Amended and Restated Articles of           Registration Statement on      333-69502         3.1
               Incorporation of CenterPoint Energy, Inc.  Form S-4 of CenterPoint
                                                          Energy, Inc.

4.2* -         Articles of Amendment to the Amended and   Form 10-K of CenterPoint        1-31447         3.1.1
               Restated Articles of Incorporation of      Energy, Inc. for the year
               CenterPoint Energy, Inc.                   ended December 31, 2001

4.3* -         Amended and Restated Bylaws of             Form 10-K of CenterPoint        1-31447          3.2
               CenterPoint Energy, Inc.                   Energy, Inc. for the year
                                                          ended December 31, 2001

4.4* -         Rights Agreement dated as of January 1,    Form 10-K of CenterPoint        1-31447          4.2
               2002 between CenterPoint Energy, Inc.      Energy, Inc. for the year
               and JPMorgan Chase Bank, as Rights         ended December 31, 2001
               Agent,

4.5* -         Statement of Resolution Establishing       Form 10-K of CenterPoint        1-31447          3.3
               Series of Shares designated Series A       Energy, Inc. for the year
               Preferred Stock and Form of Rights         ended December 31, 2001
               Certificate

4.6* -         Reliant Energy, Incorporated Savings       Form 10-K of Reliant            1-3187        10(cc)(1)
               Plan (as amended and restated effective    Energy, Incorporated for
               April 1, 1999)                             the year ended December
                                                          31, 1999

4.7* -         First Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.9
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1999         the quarter ended June 30,
                                                          2002

4.8* -         Second Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.10
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1997         the quarter ended June 30,
                                                          2002

4.9* -         Third Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.11
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 2001         the quarter ended June 30,
                                                          2002

4.10* -        Fourth Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.12
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective May 6, 2002             the quarter ended June 30,
                                                          2002

4.11* -        Fifth Amendment to the REI Savings Plan    Form 10-K of CenterPoint        1-31447       10(u)(6)
               (as amended and restated effective April   Energy, Inc. for the year
               1, 1999) effective January 1, 2002 and     ended December 31, 2002
               as renamed effective October 2, 2002

                                                                   Report or            SEC File or
Exhibit                                                          Registration          Registration      Exhibit
Number                   Document Description                      Statement              Number        Reference
-------                  --------------------                    ------------          ------------     ---------

4.12* -        Reliant Energy Savings Trust between       Form 10-K of CenterPoint        1-31447       10(u)(7)
               Reliant Energy and The Northern Trust      Energy, Inc. for the year
               Company, as Trustee, as amended and        ended December 30, 2002
               restated effective April 1, 1999

4.13* -        First Amendment to Reliant Energy          Form 10-K of CenterPoint        1-31447       10(u)(8)
               Savings Trust effective September 30,      Energy, Inc. for the year
               2002                                       ended December 30, 2002

5.1   -        The registrant undertakes that the
               Savings Plan and any amendment thereto
               have been or will be submitted to the
               Internal Revenue Service ("IRS") in a
               timely manner and all changes required
               by the IRS for the Savings Plan to be
               qualified under Section 401 of the
               Internal Revenue Code have been or will
               be made.

23.1  -        Consent of Deloitte & Touche LLP

24+   -        Powers of Attorney

----------

*   Incorporated herein by reference as indicated.

+   Previously filed.


The use of original issuance securities is not contemplated. If original issuance securities are hereafter offered and sold, an opinion of counsel will be filed by amendment.